                                                                                              EXECUTION VERSION

                               AIRCRAFT LEASE EXTENSION AND AMENDMENT AGREEMENT

                                        Dated as of September 29, 2000

                                                    between

                                            POLARIS HOLDING COMPANY

                                                   as Lessor

                                                      and

                                            FRONTIER AIRLINES, INC.

                                                   as Lessee

                                                 in respect of
                                     Aircraft Lease Agreement dated as of May 1, 1996
                        relating to one Boeing 737-2L9 aircraft manufacturer's serial number 22733

THIS AGREEMENT is dated as of September 29, 2000

BETWEEN:

POLARIS HOLDING COMPANY, a company incorporated under the laws of Delaware whose principal office is c/o GE
Capital Aviation Services, Inc., 201 High Ridge Road, Stamford, CT 06927 ("Lessor"); and

FRONTIER AIRLINES, INC., a company incorporated under the laws of Colorado whose headquarters are at 12015
East 46th Avenue, Denver, Colorado 80239 ("Lessee").

WHEREAS:

(A)        By an Aircraft Lease Agreement dated as of May 1, 1996 as amended and supplemented by Letter
           Agreement No. 1 dated as of May 1, 1996 (as further amended, modified and supplemented from time to time, the "Lease"), Lessor leased to Lessee and Lessee took on lease one Boeing 737-2L9 aircraft with manufacturer's serial number 22733, together with the engines (each having 750 or more rated takeoff horsepower) installed thereon, all more fully identified in Schedule 1 hereto, together with the related parts and equipment (collectively, the "Aircraft") on the terms and subject to the conditions contained therein.

(B)        Interests in the Aircraft and such engines are affected by the Lease and the other instruments identified (together with information respecting their recordation by the FAA under the Federal
           Aviation Act) in Schedule 2 hereto.

(C)        Lessor and Lessee wish to enter into this Agreement for the purpose of extending the term of the
           Lease and making certain further amendments to the Lease.

IT IS AGREED as follows:

1.       INTERPRETATION

1.1        Definitions:  Capitalised terms used herein but not defined shall have the respective meanings ascribed to such terms in the Lease.  In this Agreement "Extended Lease" means the Lease as amended by this Agreement.

1.2        Construction:  The provisions of Clause 1.2 (Construction) of the Lease shall apply to this
           Agreement as if the same were set out in full herein.

2.       REPRESENTATIONS AND WARRANTIES

         Lessee hereby repeats the representations and warranties in Clause 2.1 of the Lease as if made with reference to the facts and circumstances existing as at the date hereof and as if the references in such representations and warranties to "this Agreement" referred to the Lease as amended by this
         Agreement.

3.       LEASE EXTENSION

         Lessor and Lessee hereby agree (subject to satisfaction of the conditions specified in Clause 5) to extend the period for which the Aircraft is leased to Lessee pursuant to the Lease from the current
         Expiry Date of May 30, 2001 to September 30, 2002.  Accordingly, the Lease is hereby amended
         (subject to satisfaction of the conditions specified in Clause 5), by deleting the words "the day preceding the day which is the 60th monthly anniversary of the Delivery Date" in the definition of
         "Expiry Date" in Clause 1.1 and replacing them with the words "September 30, 2002".

4.         OTHER AMENDMENTS TO LEASE

4.1        Other Amendments:  The Lease shall be further amended (subject to satisfaction of the conditions specified in Clause 5) as follows:

4.1.1      The definition of "Other Agreements" in Clause 1.1 shall be amended by deleting the words "GPA
           Group plc" and replacing them with the words "Airplanes Holdings Limited".

4.1.2      The following definitions shall be added in the appropriate alphabetical order in Clause 1.1:

           "Pre-Approved Bank               Wells Fargo Bank, N.A."

           "Letter of Credit                as defined in Clause 5.1 hereof."

           "Required LC Expiry Date"        the date which is 91 days after the Expiry Date."

4.1.3      Clause 5.1 is hereby amended and restated its entirety as follows:

           "5.1       Deposit:

           (a)        Lessee shall pay to Lessor a Deposit in the amount set forth in the definition of that term in Letter Agreement Number 1.

           (b)        In lieu of a cash Deposit, Lessee shall have the option to provide Lessor with a letter of credit issued and payable by a Pre-Approved Bank or another bank reasonably acceptable to Lessor in its reasonable discretion and in form and substance reasonably acceptable to Lessor, and, if not issued by a Pre-Approved Bank or by the New York branch of a major bank reasonably acceptable to Lessor in its reasonable discretion from time to time, will be confirmed by and payable at the New York branch of a major bank reasonably acceptable to Lessor in its reasonable discretion from time to time (the
                      "Letter of Credit").  The Letter of Credit will be issued in lieu of a cash Deposit as security for all payment obligations of Lessee under the Lease and Other Agreements
                      (including any and all obligations to indemnify Lessor for Losses suffered or incurred by it), which shall remain in full force and effect and may be drawn down by Lessor upon demand at any time or times following the occurrence of an Event of Default until the
                      Required LC Expiry Date.

           (c)        With the prior written consent of Lessor, the Letter of Credit may have a validity period or periods ending prior to the Required LC Expiry Date, provided that (i) the
                      Letter of Credit shall, in each case, be renewed and delivered to Lessor not later than
                      45 days prior to its expiry; and (ii) a Letter of Credit shall remain in force at all times up to the Required LC Expiry Date.

           (d)        If at any time during the Term, Lessor reasonably determines in its reasonable discretion that the current issuing or confirming bank for the Letter of Credit is no longer an acceptable issuing or confirming bank (whether by virtue of a material adverse change in its financial condition, a decrease in any credit rating of its long-term unsecured debt obligations, or for any other reason) Lessee shall promptly procure that the Letter of Credit is replaced by a Letter of Credit issued by another bank reasonably acceptable to Lessor in its reasonable discretion and (if reasonably requested by Lessor in its reasonable discretion) that such replacement Letter of Credit is confirmed by another bank reasonably acceptable to Lessor in its reasonable discretion.

           (e)        If Lessor makes a drawing under the Letter of Credit, Lessee shall, following a demand in writing by Lessor, procure that the maximum amount available for drawing under the
                      Letter of Credit is promptly restored to the level at which it stood immediately prior to such drawing.

           (f)        If Lessee elects to provide Lessor with a Letter of Credit in lieu of the cash Deposit pursuant to the provisions of this Clause 5.1, then promptly upon receipt by Lessor of such Letter of Credit, Lessor shall return such cash Deposit to Lessee.  If at any time thereafter a Letter of Credit shall not be in force and effect, then Lessee shall promptly provide Lessor with a cash Deposit.

           (g)        So long as no Default or Event of Default then exists, Lessor shall refund to Lessee all
                      Deposits (if any) then held by Lessor or, as the case may be, return the Letter of
                      Credit upon return and final acceptance of the Aircraft by Lessor on the Expiry Date or promptly after receipt of the Agreed Value after an Event of Loss.

4.1.4      Clause 7.3(b)(i) shall be amended by inserting the words "(if any) or, as the case may be, return the Letter of Credit" immediately after the word "Deposit".

4.1.5      Clause 16.11 shall be amended by (a) deleting the Lessor contact information and replacing it with
           the following:  "Lessor:     Address:  c/o GE Capital Aviation Services, Inc., 201 High Ridge
           Road, Stamford, CT  06927; Attn:  Contracts Leader; Facsimile:  (203) 357-3201; Telephone:  (203)
           357-4482"; and (b) by deleting the "With a copy to" contact information.

4.1.6      The following sentence shall be added at the end of Clause 16.12(a):

           "The U.N. Convention on Contracts for the International Sales of Goods is not applicable to this
           Agreement and all of its terms must be construed in accordance with the Governing Law applicable to domestic transactions in the jurisdiction to which the Governing Law pertains."

5.       CONDITIONS PRECEDENT

5.1        Conditions:  This Agreement and Lessor's obligation to extend the Term shall be subject to the satisfaction of each of the following conditions and receipt of the following documents:

           (a)        Insurances:  certificates of insurance, an undertaking from Lessee's insurance broker and other evidence satisfactory to Lessor of Lessee's due compliance with the provisions of the Lease (as extended hereby) regarding Insurances;

           (b)        Legal Opinion:  a legal opinion from Lessee's counsel in form and substance reasonably acceptable to Lessor;

           (c)        Filings and FAA Opinion:  evidence of the recordation of this Amendment with the FAA and, promptly after such recordation, provision by Lessee to Lessor of an opinion of FAA counsel acceptable to Lessor who are recognized specialists with regard to FAA registration matters in a form acceptable to Lessor acting reasonably as to the due filing for recordation of this Amendment;

           (d)        Certificate of Lease Termination: a replacement certificate of lease termination executed by a duly authorized officer of Lessee, substantially in the form of Schedule 3 hereto, acknowledging that the Extended Lease is no longer in effect with respect to the
                      Aircraft, which certificate Lessor will hold in escrow to be filed at the FAA upon the expiration of the Term or other termination of the leasing of the Aircraft to Lessee pursuant to the Extended Lease.

           (e)        Other: such other documents as Lessor may reasonably request.

5.2        Further Conditions:  The obligation of Lessor to extend the Term under this Agreement is subject to the further condition that, as of May 30, 2001 (the Expiry Date prior to the amendment contained herein), no Default or Event of Default shall have occurred and be continuing under the
           Lease or any other Operative Document.

5.3        Waiver:  The conditions specified in Clauses 5.1 and 5.2 are for the sole benefit of Lessor and may be waived or deferred (in whole or in part and with or without conditions) by Lessor.

6.       MISCELLANEOUS

6.1        Further Assurances:  Lessee agrees from time to time to do and perform such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by Lessor to establish, maintain and protect the rights and remedies of Lessor and to carry out and effect the intent and purpose of this Agreement.

6.2        Counterparts:  This Agreement may be executed in any number of separate counterparts, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

6.3        Governing Law:  The provisions of Clause 16.12 (Governing Law and Jurisdiction) of the Lease shall apply to this Agreement as if the same were set out in full herein.

6.4        Variation:  The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of Lessor and Lessee.

6.5        Invalidity of any Provision:  If any provision of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

6.6        Costs and Expenses:  In accordance with Clause 16.9 of the Lease, Leasee shall bear the costs and expenses associated with this extension and amendment of the Lease, including without limitation the costs and expenses of legal counsel providing the legal opinions referenced in Clause 5.1

7.         CONTINUATION OF LEASE

           Save as expressly amended by this Agreement, the Lease shall continue in full and unvaried force and effect as the legal, valid and binding rights and obligations of each of Lessor and Lessee enforceable in accordance with their respective terms.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

Signed for and on behalf of

POLARIS HOLDING COMPANY

By:        __________________

Title:     __________________

Signed for and on behalf of

FRONTIER AIRLINES, INC.

By:        __________________

Title:     __________________

                                                  SCHEDULE 1

                                            DESCRIPTION OF AIRCRAFT
                                            -----------------------

AIRCRAFT:                  N270FL

Manufacturer:              Boeing

Model:                     737-2L9

Serial Number              22733

ENGINES:

Type:                      Pratt & Whitney JT8D-17

Serial Nos.:               688456 and 702762

                                                  SCHEDULE 2

                                                  INSTRUMENTS
                                                  -----------

         Aircraft Lease Agreement dated as of May 1, 1996, between Polaris Holding Company as lessor and
         Frontier Airlines, Inc. as lessee, as supplemented by Lease Supplement No. 1 dated May 1, 1996, recorded by the FAA on August 5, 1996, as Conveyance No. XX006402, as amended by Amendment No. 1 dated as of October 11, 1996, recorded November 13, 1996, as Conveyance No. NN012761 (collectively, the "Lease")

                                                  SCHEDULE 3

                                                   [FORM OF]

                                       CERTIFICATE OF LEASE TERMINATION

         The undersigned hereby certify that the Aircraft Lease Agreement dated as of May 1, 1996, as amended and supplemented by the Aircraft Lease Extension and Amendment Agreement dated as of September ___, 2000, and as further described in the Appendix attached hereto, has terminated and the aircraft and the aircraft engines covered thereby are no longer subject to the terms thereof.  This certificate may be executed in one or more counterparts each of which when taken together shall constitute one and the same instrument.

DATED this _________________ day of____________________________

Lessor:                             Lessee:

POLARIS HOLDING COMPANY             FRONTIER AIRLINES, INC.

By: _______________________         By: ________________________

Title:                              Title: